UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 4, 2007

AXIS CAPITAL HOLDINGS LIMITED
(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification No.)

92 Pitts Bay Road
Pembroke, Bermuda HM 08
(Address of principal executive offices, including zip code)

(441) 405-2600
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 2.02                                             Results of Operations and Financial Condition.

On April 4, 2007, AXIS Capital Holdings Limited (the “Company”) issued the press release attached hereto as Exhibit 99.1 regarding the Company’s release of its revised 2006 financial supplement for the quarter and year ended December 31, 2006 reflecting modifications to the reporting of its Insurance segment as a result of its recently announced reorganization.  A copy of the revised financial supplement is available on the Company’s website at www.axiscapital.com and is attached hereto as Exhibit 99.2.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

99.1	Press release dated April 4, 2007.

99.2	Financial Supplement for the quarter and year ended December 31, 2006.

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press release dated April 4, 2007.

99.2	Financial Supplement for the quarter and year ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2007

A

AXIS CAPITAL HOLDINGS LIMITED

By:	/s/ Richard T. Gieryn, Jr.
Richard T. Gieryn, Jr.
General Counsel